UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Inland Real Estate Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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See the reverse side of this notice to obtain proxy materials and voting instructions. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. 0000214238_1 R1.0.0.51160 INLAND REAL ESTATE CORPORATION Annual Meeting June 18, 2014 June 18, 2014 10:00 AM CDT April 17, 2014 2901 Butterfield Rd. Oak Brook, IL 60523

How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX . XXXX XXXX XXXX 0000214238_2 R1.0.0.51160 1. Annual Report 2. Notice & Proxy Statement Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 04, 2014 to facilitate timely delivery.

Voting items 0000214238_3 R1.0.0.51160 The Board of Directors recommends you vote FOR the following proposal(s): 1. Election of Directors Nominees 1A. Thomas P. D'Arcy 1B. Daniel L. Goodwin 1C. Joel G. Herter 1D. Heidi N. Lawton 1E. Thomas H. McAuley 1F. Thomas R. McWilliams 1G. Joel D. Simmons 1H. Mark E. Zalatoris The Board of Directors recommends you vote FOR the following proposal(s): 2 Ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014. 3 Approve the 2014 Equity Award Plan. 4 Vote upon a non-binding, advisory resolution to approve executive compensation.

Voting Instructions Voting items Continued 0000214238_4 R1.0.0.51160 NOTE: Proxies will have authority to act on your behalf with respect to any other business that may properly be presented at the annual meeting and at any adjournment or postponement thereof.